Exhibit 99.1
-MORE-
Contacts: Dolph Baker, Chairman and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS, INC. ANNOUNCES STRATEGIC INVESTMENT
IN NEW EGG PRODUCTS MANUFACTURING COMPANY
RIDGELAND, Miss. (October 4, 2021)
—
Cal-Maine Foods, Inc. (NASDAQ: CALM) today announced
the Company’s

Board of Directors

has approved

a strategic investment

that will specialize

in high
value commercial

product solutions

targeting specific

needs in

the food

industry. The

initial focus
will

include

hard-cooked

and

extended

shelf-life

egg

product

lines.

The

new

entity,

located

in
Neosho, Missouri, will operate as MeadowCreek

Foods, LLC (“MeadowCreek”).
Cal-Maine Foods

will capitalize MeadowCreek

with up

to $18.5 million

in debt and

equity to
purchase

property

and

equipment

and

to

fund

working

capital. Cal-Maine

Foods

will

retain

a
controlling interest

in the

venture. The

MeadowCreek management

team will

be led

by Ronald

B.
Bennett. Cal-Maine Foods will serve as the preferred provider to supply specialty and conventional
eggs that

MeadowCreek needs

to manufacture

egg products.

MeadowCreek’s

marketing

plan will
expand

Cal-Maine

Food’s

reach

in

the

foodservice

and

retail

marketplace

and

bring

new
opportunities in the restaurant, institutional

and industrial food products arena.

Bennett,

who

will

serve

as

President

of

MeadowCreek,

brings

30

years

of

egg

industry
experience to the

new venture. Bennett

most recently joined

with DeJong Operational

Management
& Consulting to

create, develop,

and install operational

improvements and

solutions to high

value
ready-to-eat food and biotech companies.

Previously, he served as

Chief Operating Officer of

Prime
Foods from 2011 - 2019. Bennett also

served as Director of Egg Products

at Moark, LLC, which he
joined in 1998. Bennett began his career in the

egg products division of Cal-Maine Foods in 1991.
Commenting

on

the

announcement,

Dolph

Baker,

chairman

and

chief

executive

officer

of

Cal-Maine

Foods,

Inc.,

stated,

“We

are

pleased

to

announce

our

strategic

investment

in
MeadowCreek,

which

provides

Cal-Maine

Foods

an

opportunity

to not

only grow

our presence

in
the egg

products sector, but

position ourselves to

better seek out

solutions for economically

feeding
a

growing

world

population.

While

approximately

30

percent

of

produced

eggs

are

currently
directed

to

further

processing

in

the

U.S.,

as

specialty

eggs

become

more

popular,

we

see

the
demand

for

more

specialty

egg

products

including cage-free

products,

to

provide

for

industrial,
food service and retail needs. We

believe MeadowCreek will play an

important role in meeting this
demand and look forward to

our partnership with Ronald and

his operations team in support of

this
venture.”
Cal-Maine Foods,

Inc. is

primarily engaged

in the

production, grading,

packing, marketing
and sale of fresh shell eggs, including

conventional, cage-free, organic, pasture-raised,

free range
and nutritionally

enhanced eggs.

The Company, which

is headquartered

in Ridgeland, Mississippi,
is the

largest producer and

distributor of fresh

shell eggs in

the United States and

sells the majority
of

its

shell

eggs

in

states

across

the

southwestern,

southeastern,

mid-western

and

mid-Atlantic
regions of the United States.
Statements contained in

this press release that

are not historical facts

are forward-looking
statements as

that

term

is

defined

in

the

Private

Securities

Litigation

Reform

Act

of

1995.

The
forward-looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,
estimates

and

projections

regarding

our

company

and

our

industry.

These

statements

are

not
guarantees

of

future

performance

and

involve

risks,

uncertainties,

assumptions

and

other
factors that

are

difficult

to predict

and

may

be

beyond

our

control.

The

factors

that

could

cause
actual results to

differ materially

from those projected

in the forward-looking

statements include,
among

others,

(i)

the

risk

factors

set

forth

in

the

Company’s

SEC filings

(including

its

Annual
Reports on Form 10-K, Quarterly

Reports on Form 10-Q and

Current Reports on Form 8-K), (ii)

the
risks and hazards inherent in the shell egg business

(including disease, pests, weather

Cal-Maine Foods, Inc. Announces Strategic Investment

in New Egg Products Manufacturing
Company

October 4, 2021
-END-
conditions and potential

for recall),

(iii) changes in

the demand

for and

market prices

of shell

eggs
and feed costs,

(iv) our

ability to predict

and meet demand

for cage-free

and other

specialty eggs,
(v)

risks,

changes

or

obligations

that

could

result

from

our

future

acquisition

of

new flocks

or
businesses and risks

or changes that

may cause conditions

to completing

a pending acquisition

not
to be met,(vi) risks

relating to the evolving

COVID-19 pandemic, and (vii) adverse

results in pending
litigation

matters.

SEC

filings

may

be obtained

from the

SEC

or

the

Company’s

website,
www.calmainefoods.com.

Readers

are

cautioned not

to

place

undue

reliance

on

forward-looking
statements because, while we believe the assumptions on which the forward-looking statements are based are

reasonable, there

can be

no assurance

that these

forward-looking statements

will prove
to

be

accurate.

Further, the

forward-looking

statements

included

herein

are

only

made

as

of

the
respective dates thereof, or if

no date is stated, as of

the date hereof. Except as

otherwise required
by

law,

we

disclaim

any

intent or

obligation

to

publicly

update

these

forward-looking

statements,
whether as a result of new information, future

events or otherwise.